Filed with the Securities and Exchange Commission on March 1, 2000

                                       1933 Act Registration File No.   33-20158
                                                      1940 Act File No. 811-5469

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

         Pre-Effective Amendment No.                                         |_|
                                     ----------

         Post-Effective Amendment No.    21                                  |X|
                                      ----------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

         Amendment No.    21                                                 |X|
                       ----------


                                  WEXFORD TRUST
                                  -------------
               (Exact Name of Registrant as Specified in Charter)
                               12300 Perry Highway
                             Wexford, PA 15090-8379
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                        (724) 935-5520 or (800) 860-3863

                              Ronald H. Muhlenkamp
                               12300 Perry Highway
                             Wexford, PA 15090-8379
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.


It is proposed that this filing will become effective

  X      immediately upon filing pursuant to paragraph (b)
-----

         on ____________________ pursuant to paragraph (b)
-------

         60 days after filing pursuant to paragraph (a)(1)
-------

         on ____________ pursuant to paragraph (a)(1)
------

         75 days after filing pursuant to paragraph (a)(2)
-------

         on ___________________ pursuant to paragraph (a)(2) of Rule 485.
-------



If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Muhlenkamp Fund

Intelligent Investment Management

P R O S P E C T U S

March 1,200O

Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com

INVESTMENT OBJECTIVE:
Maximize total return to shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Basics............................................................2

Past Performance.......................................................4

Fund Expenses..........................................................5

Management.............................................................6

Shareholder Information................................................7

Shareholder Services and Communications................................12

Distributions and Taxes................................................13

Financial Highlights...................................................14

Account Application....................................................Center


FUND BASICS

INVESTMENT OBJECTIVE & PRINCIPAL STRATEGIESThe Fund seeks to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. To pursue this goal, the Fund principally invests in a diversified list of common stocks.

The Fund invests primarily in companies determined by the Fund's advisor to be highly profitable, yet undervalued. The advisor looks for those companies it believes to have above average profitability, as measured by corporate return on equity (ROE), that sell at below average prices as measured by price to earnings ratios (P/E). Company size, based on market capitalization, is of little importance to the advisor.

The Fund does not subscribe to the philosophy that stocks can be acquired and held forever; however, the advisor purchases stocks for the Fund that it intends to hold at least three to five years. While short-term swings in the market-place are not ignored, they are subordinate to the quest for long-term values.

The Fund will sell a stock when the advisor believes the company's intrinsic value has been fully realized by the market, earnings disappoint, growth prospects dim due to changing market or economic conditions, or the company falls short of the advisor's expectations.

The Fund may purchase fixed-income or debt securities from time to time as substitutes for stocks when the Fund's advisor determines that market conditions warrant their purchase.

Under adverse market conditions the Fund may take temporary defensive measures such as holding cash reserves without limit. In taking such measures the Fund may not achieve its investment objective.

The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held. Over the Fund's lifetime, the average portfolio turnover has been less than 30% per year.

PRINCIPAL RISKS

Historically common stocks have outperformed other types of investments; however, stock prices will fluctuate in the short-term. Like any investment, an investment in the Fund is subject to risk. The value of your investment can go up or down. This means that you could lose money. Stocks are selected by the advisor based upon what the advisor believes to be their potential for long-term growth; however, there can be no assurance that the objective will be met. The Fund is subject to risks that affect common stocks in general, such as economic conditions and adverse changes (generally increases) in interest rates. Investments in value stocks are subject to the risk that the market may never realize their value, or their prices may go down. Short-term volatility often accompanies a long-term approach to investing. These and other factors could adversely affect your investment.

The Fund's investment in bonds may be subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

FOR YOUR INFORMATION

An investment in this Fund is not a bank deposit. It is not FDIC insured or government endorsed. It should be considered a "long-term" investment, an investment for a period of three or more years.

PAST PERFORMANCE
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compared with those of a broad-based securities market index. All presentations below assume reinvestment of dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

1990     -14.86%
1991     45.40%
1992     15.80%
1993     18.10%
1994     -7.20%
1995     32.90%
1996     29.96%
1997     33.28%
1998     3.22%
1999     11.40%

During the 10 year period shown in the bar chart, the highest return for a quarter was 19.65% (quarter ending 06/30/99) and the lowest return for a quarter was -25.37% (quarter ending 09/30/90).

                          AVERAGE ANNUAL TOTAL RETURNS

           As of 12/31/99                       One Year              Past 5 Years          Past 10 Years
           ---------------------------- ------------------------ --------------------- ----------------------
           Muhlenkamp Fund                      11.40%                  21.51%                15.33%
           ---------------------------- ------------------------ --------------------- ----------------------
           S&P 500*                             21.04%                  28.56%                18.21%

(*)The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

FUND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. In the table you will see the fees and expenses you would incur if you bought and held shares of the Fund. Annual Fund operating expenses are paid out of the Fund assets, so their effect is included in the Fund's share price. Shareholder transaction fees are paid from your account.

SHAREHOLDER FEES*
(EXPENSES THAT ARE DEDUCTED FROM YOUR ACCOUNT)
Sales Charge (Load) Imposed on Purchases                                 NONE
Sales Charge (Load) Imposed on Reinvested Dividends                      NONE
Redemption Fees                                                          NONE

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Expenses                                                      1.00%
12b-1 Distribution Fees                                                  NONE
Other Net Operating Expenses**                                           0.35%
Total Fund Expenses                                                      1.35%

(*) Investors may be charged an annual account maintenance fee if their account falls below the established minimums. Investors may be charged a fee by their broker if they effect transactions through a broker or agent. There are certain annual charges associated with retirement accounts offered by the Fund.

(**) Net of commission credits used to pay expenses.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year         3 Years        5 Years      10 Years
          $137            $428          $739         $1,624

MANAGEMENT The investment advisor for the Fund is Muhlenkamp & Co., Inc., 12300 Perry Highway, Wexford, Pennsylvania, 15090, a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp.The advisor receives a fee from the Fund equal to 1% per annum of the average daily market value of its net assets. Under terms of the advisory agreement, total Fund expenses cannot under any circumstances exceed 2% of the Fund's net assets. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses shall be paid by the advisor.

Muhlenkamp & Co., Inc. and its principal, Ronald H. Muhlenkamp, has served as portfolio manager and/or investment advisor to corporations, individuals, pension and profit-sharing plans and endowment funds since 1978. Mr. Muhlenkamp has been active since 1968 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional clients, in addition to the Fund. The advisor is registered with the SEC under the Investment Advisors Act of 1940.

Mr. Muhlenkamp holds an engineering degree from Massachusetts Institute of Technology, an MBA from Harvard Business School and he has earned the Financial Analyst Federation's designation as a "Chartered Financial Analyst." Ron Muhlenkamp's liquid assets and the entire Muhlenkamp & Company pension plan are invested in the Muhlenkamp Fund.

Year 2000

Many computer systems used today may not be able to tell the Year 2000 from the year 1900 because of the way dates are encoded. This could become a problem during the year2000 and could affect securities trades, interest and dividend payments, pricing and account services.

Muhlenkamp & Company, Inc., has not experienced a Year 2000 computer problem, nor do we anticipate that there might be one. Although we can't guarantee that this won't be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their systems, and the systems of their service providers, are ready for the new millennium. In addition. your investment in the Fund could be adversely affected if a company that the Fund has invested in has, or is perceived to have a Year 2000 problem.

SHAREHOLDER INFORMATION

PRICING POLICYYou pay no sales charges of any kind to invest in this Fund. Your price for Fund shares is the Fund's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) every day the Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The Fund's investments are valued based on market price, or where market quotations are not readily available, based upon fair value as determined in good faith by the Fund's Board of Trustees.

PURCHASING SHARES

You may open an account with an initial investment of $1,500. If you choose to participate in the Automatic Investment Program (AIP), the minimum initial investment is $200. The AIP requires a minimum investment of $50 per month automatically invested from your checking or savings account.

Once your account has been opened, you may make additional investments to your account, subject to a $50 minimum. Subsequent investments can be made by check, wire transfer, Electronic Funds Transfer (EFT), or AIP. All investments must be made in U.S. dollars. Cash and third party checks cannot be accepted.

SELLING SHARES

You may sell all or some of your shares, by mail or telephone, on any day that the Fund is open for business. Your shares will be sold at the next calculated NAV after the Fund's transfer agent accepts your order. You will generally receive the proceeds within a week. You may receive your payment by check, wire transfer, or EFT (if previously enrolled in this program). The Fund reserves the right to delay sending out redemption proceeds for up to seven days.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

The Fund offers IRAs to any employed individual and his or her spouse. These include Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE-IRAs, and Spousal IRAs. Existing IRAs may be transferred or rolled over to a Muhlenkamp Fund IRA. Assets held in a previous employer's qualified retirement plan may also be rolled over into a Muhlenkamp Fund IRA. The forms and disclosures needed before investing IRA money in Fund shares may be obtained by calling the Fund.

SYSTEMATIC WITHDRAWALSShareholders with accounts that have at least $5,000 may direct that the Fund pay a systematic periodic withdrawal of any amount to any designated payee. To take advantage of this service, you must make your request in writing, and provide the signature(s) of the owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each period to raise money to make the payments. These redemptions may be a taxable event for you. You may receive your periodic withdrawal by check or EFT, if enrolled in this program.

TELEPHONE REQUESTS

The Fund will automatically establish a telephone redemption option on your account, unless you instruct otherwise on your application, or in writing. The Fund will not be responsible for any account losses due to telephone fraud, as long as the Fund has taken reasonable steps to verify the redemption order. The Fund may require, for example, that you provide your account number, name and address exactly as registered on the account, and the primary Social Security or Employer Identification Number as registered on the account.

To purchase shares via telephone, you must first enroll in the EFT program. Upon receiving a telephone purchase request, the Fund will electronically transfer the assets from your bank account.

A Note on Unusual Circumstances: The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, the Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

MINIMUM ACCOUNT BALANCE

By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Program. Accounts that do no not meet one of these three criterions will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

OPENING AN ACCOUNT
Decide how you will open your account: by mail/overnight delivery or telephone/wire. Initial investment must bc at least $1,500. The minimum is $200 for those accounts participating in the Automatic Investment Plan (AIP).

By Mail/Overnight Delivery.                            By Telephone/Wire.
BY MAIL: Complete application and send it, along       Call the Transfer Agent at 1-800-860-3863 to set
with a check made payable to MUHLENKAMP FUND, to:      up your account and to receive an account number
MUHLENKAMP FUND                                        Complete and mail application with new account
C/O FIRSTAR MUTUAL FUND SERVICES, LLC                  number to:
P.O. BOX 701
MILWAUKEE, WI
53201-0701
                                                       MUHLENKAMP FUND
                                                       C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                                                       P.O. BOX 701
                                                       MILWAUKEE, WI
                                                       53201-0701

                         OR

OVERNIGHT: Complete application and send it, along     Provide your bank with funds and with the
with a check made payable to MUHLENKAMP FUND, to:      following information:

MUHLENKAMP FUND                                        FIRSTAR BANK, N.A.
C/O FIRSTAR MUTUAL FUND SERVICES, LLC                  ABA #075000022
615 EAST MICHIGAN STREET                               FOR CREDIT TO ACCOUNT #112-952-137
MILWAUKEE, WI                                          FOR FURTHER CREDIT TO SHAREHOLDER ACCOUNT NUMBER
53202                                                  YOUR NAME
                                                       MUHLENKAMP FUND
                                                       ATTN: MUTUAL FUND SERVICES

ADDITIONAL INVESTMENTS
All additional purchases are subject to a $50 minimum.

By Mail/Overnight Delivery                By Telephone/Electronic Funds           By Automatic Investment Program (AIP)
                                          Transfer (EFT) or Wire
BY MAIL: Send check make payable to       You may add to an account by calling    The automatic investment program
MUHLENKAMP FUND, along with               the fund at 1-800-860-3863.             requires purchases of at least $50
YOUR NUMBER                                                                       monthly.  Fill out the application,
ACCOUNT NUMBER                                                                    designating the automatic investment
to:                                                                               option and provide your bank
                                                                                  information.
MUHLENKAMP FUND                           BY EFT: Investments can be
C/O FIRSTAR MUTUAL FUND SERVICES, LLC     automatically transferred from your
P.O. BOX 701                              bank account, if you've previously
MILWAUKEE, WI                             enrolled in the EFT Program.
53201-0701

OR                                        OR                                      The Fund automatically deducts
                                                                                  payments from your bank account on a
                                                                                  regular basis
OVERNIGHT: Same as above, but use the     BY WIRE: Provide your bank with funds
street address:                           and the following information:
MUHLENKAMP FUND                           FIRSTAR BANK, N.A.
C/O FIRSTAR MUTUAL FUND SERVICES, LLC     ABA #075000022
615 EAST MICHIGAN STREET                  FOR CREDIT TO ACCOUNT #112-952-137
MILWAUKEE, WI                             FOR FURTHER CREDIT TO SHAREHOLDER
53202                                     ACCOUNT NUMBER
                                          YOUR NAME
                                          MUHLENKAMP FUND
                                          ATTN: MUTUAL FUND SERVICES

Investment slips are provided at the bottom of your statement. Make sure to write your account number on your check.


SELLING SHARES

How would you like to redeem your shares?
By Mail/Overnight Delivery.               By Telephone.                           By Systematic Withdrawal.
BY MAIL: Write to the Fund in care of     You may redeem shares by calling the    If your account has at least $5,000,
the transfer agent.  Include the names    Fund at 1-800-860-3863.  Proceeds of    you may direct the fund to pay
of all the account holders, account       the redemption will be mailed to your   systematic periodic withdrawals.
numbers, social security or Tax ID        address of record                       Proceeds will be sent by check each
Numbers, and signature of all account                                             period.
holders.

MUHLENKAMP FUND                           OR                                      OR
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI
53201-0701

                                          Proceeds can be electronically          Proceeds of your systematic
                                          transferred to your bank account, if    withdrawals can be electronically
                                          you have previously enrolled in the     transferred to your bank account by
                                          EFT program.                            enrolling in the Electronic Funds
                                                                                  Transfer (EFT) program.
OR                                        OR

OVERNIGHT: Same instructions as above,    Proceeds can be sent by Federal Wire
bust use the street address:              to your bank account if you have
                                          previously enrolled for the Federal
                                          Wire options.  ($12.00 charge for
                                          each wire transfer).
MUHLENKAMP FUND
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI
53202

SHAREHOLDER SERVICES AND COMMUNICATIONS

CUSTOMER SERVICE L-800-860-3863Call this number to perform certain account transactions (change your address, purchase/sell shares, etc.), obtain account information and request Fund literature. Representatives are available during the day to receive orders and answer questions regarding your account and the Muhlenkamp Fund in general.

AUTOMATED TELEPHONE SERVICE 1-800-860-3863

The Fund's automated telephone system offers 24-hour access to account information, including balances and last transactions. The daily NAV per share of the Fund is also posted on the system each business day by 6 P.M. EST.

STATEMENTS

Each time there is activity in your account, i.e., a purchase or sale, the Fund will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

FINANCIAL REPORTS

Shareholders receive Semi-Annual and Annual Reports detailing the Fund's portfolio holdings and financial statements, as of June 30, and December 3 1, respectively, of each year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report per household. If your household has numerous account holders and you would like a report for each, please contact customer service at l-800-860-3863.

QUARTERLY NEWSLETTER

Shareholders receive a copy of THE MUHLENKAMP MEMORANDUM each quarter. This newsletter provides commentary on the previous quarter and explains the advisor's outlook for the future. Other issues relating to the advisor's investment philosophy are also discussed.

WEBSITE www.muhlenkamu.com

The Fund's prospectus, applications, financial reports, current market commentary and back-issues of THE MUHLENKAMP MEMORANDUM are available.

DISTRIBUTIONS AND TAXES

The Fund pays dividends annually to shareholders, generally in December, from net investment income and any net capital gains that it has realized during the year. For your convenience, dividends and capital gains are automatically reinvested in the Fund, unless you instruct the Fund otherwise. Please refer to the Financial Highlights section of this Prospectus for a history of the dividend distribution. Please note that the Fund has paid only three capital gain distributions in its history, totaling $1.17 per share, making it very tax efficient.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. Each January, the Fund mails you a form indicating the federal tax status of your dividend and capital gain distributions.

All shareholders must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident aliens, non-US partnership and non-U.S. corporation shareholder accounts. Please see the statement of additional information and your own tax advisor for further information.

THE TAXPAYER RELIEF ACT OF 1997

This Act made certain changes to capital gains tax rates. Under the law, taxpayers in all brackets will have an advantage when it comes to capital gains tax rates. The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.

FINANCIAL HIGHLIGHTS

The following table shows certain financial information for the Fund. The selected per share data and ratio table comes from the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. The audited financial statements and auditor reports may be found in the Fund's most recent annual report which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31, 1999-1995
                                                               1999           1998            1997           1996         1995
NET ASSET VALUE, Beginning of Year                            $37.65         $36.55          $27.52         $21.26       $16.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (or loss)                               ($0.11)         $0.08          $0.18          $0.14        $0.21
Net gains or (losses) on securities                            $4.37          $1.10          $8.98          $6.23        $5.14
                                                               -----          -----          -----          -----        -----
Total From Investment Operations                               $4.26          $1.18          $9.16          $6.37        $5.35
LESS DISTRIBUTIONS:
Dividends (from investment income)                            ($0.00)        ($0.08)        ($0.13)        ($0.11)      ($0.21)
Distributions (from capital gains)                            ($0.80)         $0.00          $0.00          $0.00       ($0.11)
                                                              -------         -----          -----          -----       -------
Total Distributions                                           ($0.80)        ($0.08)        ($0.13)        ($0.11)      ($0.32)
NET ASSET VALUE, End of Year                                  $41.11         $37.65          $36.55         $27.52       $21.26
Total Return                                                  11.40%          3.22%          33.28%         29.96%       32.90%
Net Assets, End of Period (000's omitted)                    $178,599       $194,962        $125,460       $42,038      $23,571
Ratio of Total Expenses to Average Net Assets                  1.38%          1.36%          1.44%          1.56%        1.40%
Ratio of Net Expenses to Average Net Assets                    1.35%          1.32%          1.33%          1.54%        1.35%
Ratio of Net Investment Income (or loss) to Average Net       -0.26%          0.21%          0.53%          0.58%        1.10%
Assets
Portfolio Turnover Rate                                       14.52%         27.03%          13.89%         16.90%       22.70%


HOW TO READ FINANCIAL HIGHLIGHTS

The Fund began fiscal 1999 with a net asset value (share price) of $37.65. In 1999 the Fund lost $0.11 per share from investment income (interest & dividends). There was an increase of $4.37 in the value of investments held or sold by the Fund resulting in a net increase of $4.26 from investment operations. Shareholders received $0.80 per share in the form of a long term capital gain distribution. There was no income distribution. Investment gains ($4.26 per share) minus the distributions ($0.80 per share) resulted in a share price of $41.11 at the end of the year. This produced a total return of 11.40% for the Fund for the fiscal year.

As of December 31, 1999 the Fund had $179 million in net assets. For the year, its net expense ratio was 1.35% ($13.50 per $1000.00 in net assets). Net investment loss amounted to 0.26% of the Fund's average net assets. The Fund sold and replaced securities valued at 14.5% of its net assets.

FOR MORE INFORMATION

GENERAL INFORMATION AND OTHER AVAILABLE INFORMATION

Annual/Semi-Annual Report

These reports include a list of the Fund's investments and financial statements, and are incorporated by reference into this prospectus. The reports also contain a statement from the investment advisor discussing market conditions and investment strategies that significantly affected the Fund's performance during the period.

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the Fund and is incorporated by reference into this Prospectus.

To obtain this and other information on the Muhlenkamp Fund free of charge, please contact us:

Phone: l-800-860-3863
E-mail: FUND@MUHLENKAMP.COM

Internet: www.muhlenkamp.com

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, r by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Investment Company File No.  81l-5469

Muhlenkamp Fund Symbol: MUHLX
Muhlenkamp Fund CUSIP Number: 962096 103



                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                                 MUHLENKAMP FUND

                          A SERIES OF THE WEXFORD TRUST

                                  MARCH 1, 2000

MUHLENKAMP FUND (the "Fund"), a series of the Wexford Trust, is an open-end diversified investment management company organized as a business trust.

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus dated March 1, 2000, a copy of which may be obtained without charge from the Fund by writing its corporate offices at 12300 Perry Highway, Suite 306, Wexford, PA 15090-8379 or calling
1-800-860-3863.

The Fund's audited financial statements, accompanying notes and report of the independent auditors for the fiscal year ended December 31, 1999, are incorporated by reference to the Fund's 1999 Annual Report in this Statement of Additional Information.

                                TABLE OF CONTENTS

Fund History                                                                  2

Investment Objective and Policies                                             2

Options and Foreign Securities                                                3

Investment Restrictions                                                       6

Non-Fundamental Investment Restrictions                                       7

History and Background of Investment Advisor                                  7

Trustees and Officers of the Trust                                            8

Investment Advisory Board                                                     10

Brokerage Allocations                                                         10

Net Asset Value Calculation                                                   10

Purchase of Shares                                                            11

Redemption of Shares                                                          13

Federal Income Tax Status                                                     13

Capital Structure                                                             14

Performance Data                                                              14

Financial Information                                                         15

Control Persons and Principal Holders of Securities                           15

Other Service Providers                                                       16

Appendix                                                                      17

CUSTODIAN:                          INVESTMENT ADVISOR:                       TRANSFER AGENT
Firstar Bank, N.A.                  Muhlenkamp & Co., Inc.                    MUHLENKAMP FUND
425 Walnut St.                      12300 Perry Highway, Suite 306            c/o Firstar Mutual Fund Services, LLC PO Box 701
Cincinnati, OH 45201                Wexford, PA 15090-8379                    Milwaukee, WI
                                    Tel: (877) 935-5520                       53201-0701
                                    e-mail: FUND@MUHLENKAMP.COM               (800) 860-3863

                                  FUND HISTORY

The Fund is the only series of the Wexford Trust, which was organized as a Massachusetts Business Trust on September 21, 1987. The Trust is an open-end investment management company established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 6, 1988 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund operates as a diversified fund. This means that with respect to 75% of its assets, the Fund will not invest more than 5% in any single issuer.

Fund capital consists of an unlimited number of shares of beneficial interest having a par value of $.001 each. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to amend the contract with its investment advisor, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Declaration of Trust. A majority of Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote so long as such appointments do not produce a majority of Trustees holding office. The Fund offers its own shares exclusively.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. To pursue this goal, the Fund principally invests in a diversified list of common stocks, unless the stock market environment has risen to a point where the advisor to the Fund, Muhlenkamp & Co., Inc., (MCI), can no longer find equity securities that, in its judgment, it has determined to be undervalued. During such periods, the Fund will invest in fixed-income or debt investments until such time as more attractive common stocks can be found for purchase.

MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of a company's management. Therefore, MCI spends time assessing management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. There can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCI's belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

Consistent with MCI's objective of seeking to maximize total returns for Fund shareholders, MCI from time to time may also choose to invest some or all of the Fund's assets in investment grade fixed-income or debt investments. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed income investment restrictions is contained in the Appendix of this Statement of Additional Information ("SAI")).

Additionally, under adverse market conditions, the Fund may take temporary defensive measures such as holding cash reserves, U.S. treasury securities, or money market instruments without limit. In taking such measures, the Fund may not achieve its investment objective. The investment objective of the Fund cannot be changed without a vote of the shareholders.

MCI recognizes that while the Fund remains small in size (less than $300 million in total assets at current market), MCI may have greater flexibility in achieving the Fund's objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever in its collective wisdom it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so. It should be clear to investors in Fund shares that MCI believes income is important in maximizing total returns. The Fund's advisor is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes (For details, see "Federal Income Tax Status" in this SAI). Fund shareholders should understand that when MCI makes investment decisions, such tax considerations are secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual company's attractiveness as an investment. It is also founded on MCI's belief that tax rates in general are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

                                     OPTIONS

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Fund's return. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the strike price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase & sell call and put options) more than 5% of its net assets in options.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time;
(4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter or "OTC" options only if the investment advisor believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction. The inability to close option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.

                               FOREIGN SECURITIES

Although the Fund typically does not invest in foreign securities, it may do so if the investment advisor deems it to be appropriate and consistent with the investment objective. Foreign securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.

                             INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-Laws and in accordance with requirements under the Investment Company Act of 1940. Accordingly, the Fund will not:

[A] Invest in the purchase and sale of real estate.

[B] Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs. [C] Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing.

[D] Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

[E] Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.

[F] Invest or deal in securities that do not have quoted markets.

[G] Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. Government or Government Agency securities.

[H] Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. Government securities.

[I] Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods. [J] Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

[K] Sell securities short.

[L] Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

[M] Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund utilizes computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as "money market funds". The primary investment objective of the money market funds is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. Government and Agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund's assets.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Trustees without shareholder approval. Accordingly, the Fund may not:

[A] Invest in Real Estate Limited Partnerships.

[B] Invest in warrants in excess of 5% of the Fund's Net Assets; no more than 2% of the Fund's net assets may be invested in warrants not listed on the NY or American Stock Exchanges.

[C] Hold more than 15% of net assets in illiquid securities.

[D] Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders' fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission.

                  HISTORY AND BACKGROUND OF INVESTMENT ADVISOR

The investment advisor to the Fund is Muhlenkamp & Co., Inc., (MCI). MCI is a Pennsylvania corporation practicing as an Investment Advisor. MCI is registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission. MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name which has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCI's principal activity is to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCI's principal investment professional, has been employed or active as an investment advisor doing investment research or managing investment portfolios since 1970. In addition to the above duties, he holds responsibilities as President and Director of MCI and is the principal in charge of all its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology and a Masters of Business Administration degree from Harvard Business School.
In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.

Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC, before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975 Mr. Muhlenkamp joined C. S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977 Mr. Muhlenkamp left
C. S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.

It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios and which has been described herein and in the Fund Prospectus.

However, relative to individually managed accounts, the Fund will have more freedom to sell stocks when they reach price targets, regardless of tax implications. This is so because investment portfolios for individuals tend to be more constrained by tax considerations than the Fund intends to be. As a result, turnover for regulated investment company portfolios, on average, is higher than for individual portfolios.

MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives compensation. MCI, as investment advisor to the Fund, renders such services under a contract that provides for payment to MCI of a fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund's assets. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by most other investment companies. The advisory contract between MCI and the Fund is subject to approval annually by the Fund's Board of Trustees, including a majority of the disinterested Trustees, and is terminable upon 30 days written notice, one party to the other.

All employees of the investment advisor who perform duties for the Fund shall remain employees of MCI, which shall bear all employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, such contract is automatically terminated. It is anticipated that total costs of Fund operation will be restricted by regulations in those states in which the Fund anticipates it will seek to be registered. At present this maximum fee restriction is commonly set at 2% of the total assets of the Fund.

                       TRUSTEES AND OFFICERS OF THE TRUST

As a Massachusetts Business Trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the trustees and officers of the Trust are as follows:

                                                                       PAST FIVE YEAR
                                          POSITION WITH                BUSINESS AFFILIATIONS
NAME AND ADDRESS                          THE FUND/AGE                 AND PRIMARY OCCUPATION
----------------                          -------- ---                 ----------------------
Ronald H. Muhlenkamp*                     President, Trustee/56        President and Director of Muhlenkamp &
Muhlenkamp & Company, Inc.                                             Company, Inc., investment advisor to
12300 Perry Highway                                                    the Fund, from 1987 to present.
Wexford, PA 15090

Alfred E. Kraft                           Trustee/63                   An independent management consultant
202 Fan Hollow Rd                                                      from 1986 to present.
Uniontown, PA 15401

Terrence McElligott                       Trustee/52                   President of West Penn Brush & Supply,
4103 Penn Ave                                                          Inc., a wholesale industrial brush
Pittsburgh, PA 15224                                                   sales company, from 1979 to present.

John H. Kunkle, III                       Treasurer/37                 Portfolio analyst with Muhlenkamp &
Muhlenkamp & Company, Inc.                                             Company, Inc., investment advisor to
12300 Perry Highway                                                    the Fund, from 1992 to present.
Wexford, PA  15090

Jean Leister                              Secretary/52                 Administrative assistant with
Muhlenkamp & Company, Inc.                                             Muhlenkamp & Co., Inc., the
12300 Perry Highway                                                    investmenet advisor to the Fund, from
Wexford, PA  15090                                                     1987 to present.

* This trustee is deemed to be an "interested person" of the Trust as defined by the 1940 Act.

                                                   PENSION OR                                   TOTAL
                                                   RETIREMENT BENEFITS                          COMPENSATION FROM
                              AGGREGATE            ACCRUED AS PART OF     ESTIMATED ANNUAL      FUND AND FUND
NAME OF PERSON, POSITION      COMPENSATION FROM    FUND EXPENSES          BENEFITS UPON         COMPLEX PAID TO
                              FUND                                        RETIREMENT            TRUSTEES
----------------------------- -------------------- ---------------------- --------------------- -------------------
Ronald H. Muhlenkamp,         0                    0                      0                     0
Trustee & President

Alfred E. Kraft, Trustee      0                    0                      0                     0

Terrence McElligott, Trustee  0                    0                      0                     0


                            INVESTMENT ADVISORY BOARD

Although the Fund currently has no advisory board, the By-laws of each fund series permits the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the President and the Trustees to define and set overall investment strategies in an attempt to reach the Fund's investment objectives as stated. Members of this advisory board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve at the pleasure of the President. They will have no direct, active contact with the Fund, they will have no knowledge of its daily operations nor are they to be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees and by MCI from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.

In the opinion of the advisor the combined experience and insight of advisory board members tends to support the Fund's objectives and is expected to prove useful to the investment advisor to the Fund.

                              BROKERAGE ALLOCATIONS

It is the Fund's policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its shareholders, all factors considered.

                           NET ASSET VALUE CALCULATION

The net asset value per share is computed by dividing the aggregate market value of Fund assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange (NYSE), which is currently 4:00 p.m. (EST), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays. Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed-income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income or debt securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed-income or debt securities. Money market instruments are valued at cost, which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                               PURCHASE OF SHARES

INITIAL PURCHASES: Investors may begin an investment in Fund shares with $1,500 by simply completing and signing the enclosed application form. The $1,500 minimum is reduced to $200 for those new accounts participating in the Automatic Investment Plan (AIP). All accounts must have a valid tax identification number. Return the form to: MUHLENKAMP FUND, c/o Firstar Mutual Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701, along with a check made payable to the "MUHLENKAMP FUND". Third party checks, credit cards and cash will not be accepted. A copy of the application form is included as part of the Fund's Prospectus and is available to prospective investors upon request by calling 1-800-860-3863 or by writing to the Wexford Trust, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the net asset value determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after an authorized broker accepts them, or the broker's authorized designee.

MINIMUM REQUIREMENTS: By November 30th of each year, all accounts must have investments totaling $1,500 or more; or an account balance greater than $1,500; or be enrolled in the AIP. Accounts that do not meet one of these three criteria will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

SUBSEQUENT PURCHASES: Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made and sent by mail to MUHLENKAMP FUND, c/o Firstar Mutual Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701. Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by telephone by calling 1-800-860-3863. All subsequent purchases must be made with no less than $50, which is also the minimum for participating in the Automatic Investment Plan. (See Automatic Investment Plan.) These minimum requirements also apply to IRAs, Retirement Accounts and UGMA Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. Third party checks, credit cards, and cash will not be accepted. No sales charge shall be made for subsequent Purchases.

REINVESTMENTS: The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

FRACTIONAL SHARES: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example:
$1,000 invested at a net asset value of $11.76 per share will purchase 85.034 shares.)

ISSUANCE OF SHARE CERTIFICATES: The Fund does not issue share certificates, unless specifically requested. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are strongly encouraged to have all shares held in an account maintained by the Fund itself, as is the custom within the mutual fund industry.

AUTOMATIC INVESTMENT PLAN: The Automatic Investment Plan (AIP) allows shareholders to authorize the Muhlenkamp Fund to debit their bank account for the purchase of Muhlenkamp Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholder's bank account. In order to participate in the AIP an account in the Muhlenkamp Fund must be opened with a minimum of $200 (IRAs included) and an application for automatic investment must be completed. Cancellation of the AIP or changes to the amount or frequency of the automatic purchase may be made at any time by notifying the Muhlenkamp Fund in writing at least 5 days before the order is effective.

Shares will be purchased at the price next determined following acceptance of funds by the Muhlenkamp Fund. The Muhlenkamp Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholder's bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

To establish an AIP for a Muhlenkamp Fund account, complete the Muhlenkamp Fund Automatic Investment Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Muhlenkamp Fund accepts the Automatic Investment Application in good order.

                              REDEMPTION OF SHARES

Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund's Prospectus dated this same date. All normal voluntary, involuntary or Systematic Withdrawal redemptions are subject to the terms and conditions as set forth in the Prospectus.

If share certificates are issued for any reason and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates must be signed and contain a proper signature guarantee by an official of a commercial bank or a New York Stock Exchange member firm, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.

Shareholders participating in the AIP may have the proceeds of their redemption deposited directly into the account previously designated on the Automatic Investment Application. Under most circumstances, payments will be transmitted on the third business day or no later than 7 calendar days following receipt by the Muhlenkamp Fund of a valid request for redemption.

                            FEDERAL INCOME TAX STATUS

It is intended that the Fund qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Invest and re-invest so that less than 30 percent of its gross income is derived from the sale or other disposition of stock or securities held for less than three months; (4) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; (5) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

Dividends paid out as distributions to Fund shareholders are derived from interest and dividends it receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.

A regulated investment company must also provide a written statement on or before January 31 of the subsequent year containing the following information:
The name and address of the regulated investment company; the name and address of the shareholder; a statement indicating that the pass-through entity is required to report the amount of the allocable affected expenses pursuant to Regulation Section 1.67(n)(i)(i); the amount of income deemed distributed to the investor; and the amount of expenses required to be allocated to the investor.

                                CAPITAL STRUCTURE

Under the terms of the Trust's Declaration of Trust, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Declaration and bylaws:
(1) elects a majority of Fund Trustees; (2) must approve advisory contracts; (3) can terminate the Trust; and 4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of over- seeing the day to day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as a majority of Trustees then serving have been elected by shareholders.

                                PERFORMANCE DATA

The average total return quotations for 1, 5, and 10 years ending on 12/31/99 are as follows. It equates the initial amount to the Ending Redeemable Value:
P(1+T)^n = ERV.

P = Initial Purchase of $1,000 T = Average Annual Total Return for the period. n = Number of Years in the period.

ERV = Ending Redeemable Value at end of applicable 1, 5, and 10 year periods, or fraction thereof.

       ----------------------- ------------ -------------------- -----------------------------------
                                 Initial          Average             Ending Redeemable Value
               Period           Purchase       Annual Return                 (12/31/99)
       ----------------------- ------------ -------------------- -----------------------------------
              1 Year
          (since12/31/98)        $1,000           11.40%                       $1,114

              5 Years
          (since 12/31/94)       $1,000           21.51%                       $2,649

              10 Years
          (since 12/31/89)       $1,000           15.33%                       $4,163
       ----------------------- ------------ -------------------- -----------------------------------

The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund's total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Fund's dividends and capital gains distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year -by-year results.

                              FINANCIAL INFORMATION

The Fund's most current financial statements are incorporated by reference to the Fund's 1999 Annual Report into this Statement of Additional Information. The 1999 Annual Report will be furnished without charge upon request by calling or writing the Investment Advisor for the Fund at the address on the cover of this Statement of Additional Information. The annual report contains further information about the Fund's performance.

The Fund will mail a Semi-Annual report to shareholders maintaining an active account on June 30th of the each fiscal year. Annual reports will be mailed to shareholders maintaining an active account on December 31st of each fiscal year. The Fund will not mail duplicate financial reports and prospectuses to shareholders having the same address of record. Shareholders can obtain additional copies of the financial reports and prospectus by calling or writing the Investment Advisor for the Fund at the address on the cover of this Statement of Additional Information.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2000, the following shareholders were considered to be either a control person or principal shareholder of the Fund. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities.

SHAREHOLDER
 POSITION PERCENTAGE

National Financial Services
For Benefit of Our Customers
One World Financial Center
200 Liberty St.; Floor 5
New York, NY  10281-1003
10.25%

Charles Schwab & Company, Inc.
Special Custody Account for Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.

San Francisco, CA  94104-4122
  8.65%

                             OTHER SERVICE PROVIDERS

FUND ADMINISTRATION

Firstar Mutual Fund Services, LLC ("Firstar") serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such Firstar provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.

Under the Fund Administration Servicing Agreement, Firstar receives an administration fee from the Fund at an annual rate of 6 basis points (0.06%) on the first $350 million, 5 basis points (0.05%) on the next $400 million and 3 basis points (0.03%) on the balance of the daily average net assets of the Fund. Fees are billed to the Fund on a monthly basis. Prior to April 1, 1999, administrative services were provided to the Fund internally by Muhlenkamp & Company, Inc. During the fiscal year ended December 31, 1999, the Fund incurred fees of $88,372 payable to Firstar pursuant to the Fund Administration Servicing Agreement.

FUND ACCOUNTING AND TRANSFER AGENT

Firstar Mutual Fund Services, LLC, serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, Firstar will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar will receive a fund accounting fee which will be billed on a monthly basis. Prior to April 1, 1999, fund accounting services were provided by American Data Services, Inc.

 Under the Transfer Agent Servicing Agreement, Firstar will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. Firstar will receive a transfer agent fee which will be billed on a monthly basis. Prior to May 1, 1999, transfer agent services were provided by American Data Services, Inc.

CUSTODIAN

The Custodian for the Fund is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45201. As Custodian, Firstar Bank, N.A. holds all of the securities and cash owned by the Fund.

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222 serves as the independent accountant for the Fund.

                                    APPENDIX

Bond Rating Categories as Defined by Standard & Poor's (S&P's) are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

         "A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.      Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights. AAA - Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB
- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears. NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."



                                  WEXFORD TRUST
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)      DECLARATION OF TRUST - Declaration of Trust(1)
(b)      BYLAWS (1)
(c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS-- Incorporated by reference to the Declaration of Trust and Bylaws
(d)      ADVISORY AGREEMENT (1)
(e)      UNDERWRITING AGREEMENT - Not applicable.
(f)      BONUS OR PROFIT SHARING CONTRACTS - Not applicable.
(g)      CUSTODY AGREEMENT (1)
(h)      OTHER MATERIAL CONTRACTS
     (i)      Administration Agreement - Filed herewith.
     (ii)     Transfer Agent Servicing Agreement - Filed herewith.
     (iii)    Fund Accounting Services Agreement - Filed herewith.
(i)      OPINION AND CONSENT OF COUNSEL (1)
(j)      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS-- Filed herewith.
(k)      OMITTED FINANCIAL STATEMENTS - Not applicable
(l)      AGREEMENT RELATING TO INITIAL CAPITAL (1)
(m)      RULE 12B-1 PLAN - Not applicable.
(n)      RULE 18F-3 PLAN - Not applicable.
(o)      RESERVED.
(o)      CODE OF ETHICS - To be filed by amendment.

(1)      Filed as an exhibit to previously filed Post-Effective Amendments.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION.

         Reference is made to the Registrant's Agreement and Declaration of Trust.

         Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

         Not applicable.

ITEM 27.  PRINCIPAL UNDERWRITERS.

         Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

RECORDS RELATING TO:                                    ARE LOCATED AT:
-------------------                                     ---------------
Registrant's Fund Accounting, Administrator and         Firstar Mutual Fund Services, LLC
Transfer Agent                                          615 East Michigan Street
                                                        Milwaukee, WI  53202

Registrant's Investment Advisor                         Muhlenkamp & Co., Inc.
                                                        12300 Perry Highway, Suite 306
                                                        Wexford, PA  15090-8379

Registrant's Custodian                                  Firstar Bank, N.A.
                                                        425 Walnut Street
                                                        Cincinnati, OH  54202

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN  PARTS A AND B.

          Inapplicable

ITEM 30.  UNDERTAKINGS.

          Not applicable.


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Wexford and the State of Pennsylvania on the 1st day of March, 2000.

                                  WEXFORD TRUST

                          BY: /S/ RONALD H. MUHLENKAMP
                                  Ronald H. Muhlenkamp

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on March 1, 2000.

SIGNATURE                               TITLE

/S/ RONALD H. MUHLENKAMP                President, Trustee
------------------------
Ronald H. Muhlenkamp

/S/ ALFRED E. KRAFT                     Trustee
-------------------
Alfred E. Kraft

/S/ TERRENCE MCELLIGOTT                 Trustee
-------------------------
Terrence McElligott